UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2008

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2544
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc published a news release dated September 22, 2008 as follows:

Leading Proxy Advisory Firm Glass Lewis Recommends That Cleveland-Cliffs Shareholders Vote AGAINST Control Share Acquisition Proposal on the White Proxy Card

All Three Leading Proxy Advisory Firms Recommend
Shareholders Vote AGAINST Harbinger’s Proposal

CLEVELAND – Sept. 22, 2008 – Cleveland-Cliffs Inc (NYSE: CLF), which will be renamed Cliffs Natural Resources in the coming months, today announced that Glass Lewis & Co., a leading independent proxy advisory firm, recommends that Cleveland-Cliffs shareholders vote AGAINST Harbinger Capital Partners’ proposed control share acquisition at the Company’s special meeting of shareholders on Oct. 3, 2008. This recommendation comes in addition to those of RiskMetrics Group (formerly Institutional Shareholder Services or "ISS") and PROXY Governance, Inc., two other leading independent proxy advisory firms, which also recommend AGAINST Harbinger’s proposed control share acquisition.

In recommending that Cleveland-Cliffs shareholders vote AGAINST the control share acquisition, Glass Lewis states:

"If Harbinger were to acquire a controlling interest in Cleveland-Cliffs it could potentially block the Alpha transaction. As such, and considering Harbinger’s public position on the deal, approval of the proposal would effectively be a vote against the transaction, in our opinion. Thus we believe that shareholders should withhold support from the Control Share Acquisition Proposal to prohibit the Dissident from acquiring a blocking interest in the Company. This will allow all shareholders the opportunity to fully consider and vote on the Alpha transaction at the upcoming special meeting of Cleveland-Cliffs’ shareholder meeting."*

"We are pleased that all three leading proxy advisory firms support our Board’s recommendation to vote against the proposed control share acquisition," said Joseph A. Carrabba, Cliffs’ chairman, president and chief executive officer. "Clearly they recognize that it is not in the best interests of Cliffs shareholders for a single investor to effectively control the Company’s strategic direction."

Glass Lewis is a leading independent proxy voting and corporate governance advisory firm. The recommendation of Glass Lewis is relied upon by hundreds of major institutional investment firms, mutual funds and other fiduciaries throughout the country.

*Permission to use quotations from the Glass Lewis report was neither sought nor obtained.

Please Vote the WHITE Proxy Card TODAY!

If you have questions about how to vote your shares or complete the required certification, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED
Shareholders Call Toll-Free: (877) 456-3507
Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT
We urge you NOT to sign any Green proxy card sent to you by Harbinger. If you have already done so, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY.

ABOUT CLEVELAND-CLIFFS INC
Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. The Company operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cliffs also owns 85% of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30% interest in the Amapá Project, a Brazilian iron ore project, and a 45% economic interest in the Sonoma Project, an Australian coking and thermal coal project.

To be added to Cleveland-Cliffs’ e-mail distribution list, please click on the link below:

http://www.cpg-llc.com/clearsite/clf/emailoptin.html

News releases and other information on the Company are available on the Internet at:

http://www.cleveland-cliffs.com or
www.cleveland-cliffs.com/Investors/Pages/default.aspx?b=1041&1=1

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995
A number of the matters discussed in this document are not historical or current facts and deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the new company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of Cleveland-Cliffs and Alpha and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Cleveland-Cliffs’ and Alpha’s respective reports filed with the SEC, including the preliminary joint proxy statement/prospectus filed with the SEC on August 12, 2008, and each company’s annual report on Form 10-K for the year ended December 31, 2007. This document speaks only as of its date, and Cleveland-Cliffs disclaims any duty to update the information herein.

Additional Information and Where to Find It
In connection with the proposed transaction with Alpha, a preliminary registration statement on Form S-4 has been filed with the SEC. CLEVELAND-CLIFFS AND ALPHA SHAREHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE DEFINITIVE REGISTRATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of Cleveland-Cliffs and stockholders of Alpha. In connection with the proposed control share acquisition, Cleveland-Cliffs has filed a definitive proxy statement with the SEC. SHAREHOLDERS OF CLEVELAND-CLIFFS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED CONTROL SHARE ACQUISITION.

Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Cleveland-Cliffs Inc, Investor Relations, 1100 Superior Avenue, Cleveland, Ohio 44114-2544, or call (216) 694-5700, or from Alpha Natural Resources, Inc., One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, Attention: Investor Relations, or call (276) 619-4410.

Participants in Solicitation
Cleveland-Cliffs and Alpha and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Cleveland-Cliffs’ participants is set forth in the proxy statement dated March 26, 2008, for Cleveland-Cliffs’ 2008 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Alpha’s participants is set forth in the proxy statement, dated April 2, 2008, for Alpha’s 2008 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Cleveland-Cliffs and Alpha in the solicitation of proxies in respect of the proposed merger and the control share acquisition are included in the preliminary registration statement and joint proxy statement/prospectus, the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

SOURCE: Cleveland-Cliffs Inc

CONTACT:
Steve Baisden
Director, Investor Relations and Corporate Communications
(216) 694-5280
srbaisden@cleveland-cliffs.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

September 22, 2008	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary